SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): January 8, 2001


                      ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                                 000-32085                               36-4392754
(State or other jurisdiction of              (Commission File Number)           (IRS Employer Identification No.)
 incorporation or organization)


                               2401 COMMERCE DRIVE
                          LIBERTYVILLE, ILLINOIS 60048
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (847) 680-3515



                                       N/A
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS.

                     On January 9, 2001, Allscripts, Inc. ("Allscripts") and IDX Systems Corporation, a Vermont corporation, jointly issued a press release (the "Press Release") announcing the completion of Allscripts' acquisition of Channelhealth Incorporated, a Delaware corporation ("Channelhealth") from IDX. Each of Allscripts and Channelhealth have become a wholly owned subsidiary of Allscripts Healthcare Solutions, Inc. ("New Allscripts") and former stockholders of Allscripts and Channelhealth have become stockholders of New Allscripts.

                     A copy of the Press Release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               99.1 Joint Press Release of Allscripts, Inc. and IDX Systems Corporation, dated January 8, 2001.

                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

                                       By: /s/ David B. Mullen
                                           ------------------------------------
                                           David B. Mullen
                                           President

                                           Date: January 12, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                                DESCRIPTION

    99.1           Joint Press Release of Allscripts Healthcare Solutions, Inc.
                   and IDX Systems Corporation, dated January 8, 2001.